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                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549

                                FORM 8-K/A

                              CURRENT REPORT
  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
  **********************************************************************
     Date of Report (Date of earliest event reported): April 28, 1995

                   MERRY LAND & INVESTMENT COMPANY, INC.
          (Exact name of registrant as specified in its charter)

                  Georgia                                   001-11081
(State or other jurisdiction of incorporation)      (Commission File Number)

                                 58-0961876
                        (I.R.S. Employer I.D. Number)

     624 Ellis Street, Augusta, Georgia                           30901
(Address of principal executive offices)                       (Zip Code)

     Registrant's telephone number, including area code:  706/722-6756

        ____________________________________________________________
        (Former name or former address, if changed since last report)
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     The undersigned registrant hereby amends the following items, financial statements, exhibits or other portions of its Report on Form 8-K filed September 14, 1995 (date of event reported: April 28, 1995) as set forth in the pages attached hereto:

   Statement of the Excess of Operating Revenues Over Specific Operating Expenses for the Seven Months Ended July 31, 1995 (Unaudited) and for the
        Year Ended December 31, 1994 Together With Auditors' Report

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized.

                                               MERRY LAND & INVESTMENT
                                               COMPANY, INC.


                                               By:         /s/
                                               --------------------------
                                                     Dorrie E. Green
Filed: December 1, 1995                           As Its Vice President
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                               KIMMERLY GLEN


              Statement of the Excess of Operating Revenues
                     Over Specific Operating Expenses
           for the Seven Months Ended July 31, 1995 (Unaudited)
                 and for the Year Ended December 31, 1994
                      Together With Auditors' Report

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                  REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS




To the Shareholders and
Board of Directors of
Merry Land & Investment Company, Inc.:

We have audited the accompanying statement of excess of revenues over specific operating expenses of KIMMERLY GLEN for the year ended
December 31, 1994. This financial statement is the responsibility of management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of excess of revenue over specific operating expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of excess of revenues over specific operating expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

As described in Note 2, the financial statement excludes certain expenses that would not be comparable with those resulting from the operations of the property after acquisition by Merry Land & Investment Company, Inc. The accompanying financial statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and is not intended to be a complete presentation of the property's revenue and expenses.

In our opinion, the statement of excess of revenues over specific operating expenses referred to above presents fairly, in all material respects, the excess of revenues over specific operating expenses (exclusive of expenses described in Note 2) of Kimmerly Glen for the year ended December 31, 1994 in conformity with generally accepted accounting principles.

Arthur Andersen LLP

Atlanta, Georgia
October 13, 1995

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                               KIMMERLY GLEN

         Statements of Excess of Revenues over Specific Operating
       Expenses for the Seven Months Ended July 31, 1995 (Unaudited)
                   And the Year Ended December 31, 1994


                                                     1995         1994
                                                  ----------  ----------
                                                   (Unaudited)
REVENUES:
  Rents (Note 1)                                     $884,136   $1,416,830
  Other income                                         19,382       21,511
                                                   ----------   ----------
     Total revenues                                   903,518    1,438,341
                                                   ==========   ==========

SPECIFIC OPERATING EXPENSES (Note 2):
  Personnel                                            61,314      103,141
  General and administrative                           11,507       21,026
  Marketing                                            10,444       18,266
  Repairs, maintenance, and contract services          66,077      117,394
  Utilities                                            42,710       70,515
  Property insurance                                   26,097       44,737
  Real estate taxes                                    62,905      107,822
                                                    ---------    ---------
                                                      281,054      482,901
                                                    ---------    ---------
EXCESS OF REVENUES OVER SPECIFIC OPERATING
  EXPENSES                                           $622,464     $955,440
                                                    =========    =========

      The accompanying notes are an integral part of these statements.


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                               KIMMERLY GLEN
               Notes to the Statements of Excess of Revenues
                     Over Specific Operating Expenses
           For the Seven Months Ended July 31, 1995 (Unaudited)
                 And for the Year Ended December 31, 1994

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

DESCRIPTION OF PROPERTY

Kimmerly Glen is a 260 unit garden apartment complex located in Charlotte, North Carolina. The Complex is owned by SMG Associates, a New York General Partnership. The Complex is managed by SMG Real Estate, an affiliate of the owner.

On August 9, 1995, Merry Land & Investment Company, Inc. ("Merry Land") purchased this apartment complex for approximately $2.1 million cash and $7 million in an assumed mortgage loan.

RENTAL INCOME

Rents from leases are accounted for ratably over the term of each lease which is generally for a period of 12 months or less.

2.   BASIS OF ACCOUNTING

The accompanying statements of excess of revenues over specific operating expenses are presented on the accrual basis. The statements have been prepared in accordance with the applicable rules and regulations of the Securities and Exchange Commission for real estate properties acquired. Accordingly, the statements exclude certain historical expenses not comparable to the operations of the property after acquisition by Merry Land, such as depreciation, interest, and management fees.

Merry Land has elected to be taxed as a real estate investment trust ("REIT") under the Internal Revenue Code and intends to maintain its qualification as a REIT in the future. Accordingly, no provision for federal or state income taxes is required.